Exhibit 99.3

ACCURAY INCORPORATED 2007 INCENTIVE AWARD PLAN

STOCK OPTION GRANT NOTICE

Accuray Incorporated, a Delaware corporation (the “Company”), pursuant to its 2007 Incentive Award Plan (the “Plan”), hereby grants to the holder listed below (“Participant”), an option to purchase the number of shares of the Company’s common stock (“Stock”), set forth below (the “Option”).  This Option is subject to all of the terms and conditions set forth herein and in the Stock Option Agreement attached hereto as Appendix A (the “Stock Option Agreement”) and the Plan, which are incorporated herein by reference.  Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Grant Notice and the Stock Option Agreement.

Participant:

Grant Date:

Exercise Price per Share:

Total Exercise Price:

Total Number of Shares Subject to the Option:

Expiration Date:*

* Or three months after termination of employment/services; Or one year after disability or death.

Type of Option:

Vesting Schedule:

By accepting the Option award, the Participant agrees to be bound by the terms and conditions of the Plan, the Stock Option Agreement and this Grant Notice.  The Participant has reviewed the Stock Option Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to participating in the Plan and fully understands all provisions of this Grant Notice, the Stock Option Agreement and the Plan.  Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or relating to the Option.

ACCURAY INCORPORATED

By:	/s/ Derek A. Bertocci
Title:	Chief Financial Officer

Stock Option Grant Notice	Accuray Confidential

APPENDIX A TO STOCK OPTION GRANT NOTICE

STOCK OPTION AGREEMENT

Pursuant to the Stock Option Grant Notice (the “Grant Notice”) to which this Stock Option Agreement (this “Agreement”) is attached, Accuray Incorporated, a Delaware corporation (the “Company”), has granted to the Participant an option under the Company’s 2007 Incentive Award Plan (as amended from time to time, the “Plan”) to purchase the number of shares of Stock indicated in the Grant Notice.

ARTICLE I.

GENERAL

1.1                                 Defined Terms.  Wherever the following terms are used in this Agreement they shall have the meanings specified below, unless the context clearly indicates otherwise.  Capitalized terms not specifically defined herein shall have the meanings specified in the Plan and the Grant Notice.

(a)                                  “Termination of Consultancy” shall mean the time when the engagement of the Participant as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement, but excluding:  (a) terminations where there is a simultaneous employment or continuing employment of the Participant by the Company or any Subsidiary, and (b) terminations where there is a simultaneous re-establishment of a consulting relationship or continuing consulting relationship between the Participant and the Company or any Subsidiary.  The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a particular leave of absence constitutes a Termination of Consultancy.  Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a Consultant’s service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

(b)                                 “Termination of Directorship” shall mean the time when the Participant, if he or she is or becomes an Independent Director, ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement.  The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

(c)                                  “Termination of Employment” shall mean the time when the employee-employer relationship between the Participant and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding:  (a) terminations where there is a simultaneous reemployment or continuing employment of the Participant by the Company or any Subsidiary, and (b) terminations where there is a simultaneous establishment of a consulting relationship or continuing consulting relationship between the Participant and the Company or any Subsidiary.  The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, if this Option is an Incentive Stock Option, unless otherwise determined by the Committee in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer

Stock Option Agreement — Appendix A	Accuray Confidential

relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.

(d)                                 “Termination of Services” shall mean the Participant’s Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.

1.2                                 Incorporation of Terms of Plan.  The Option is subject to the terms and conditions of the Plan which are incorporated herein by reference.  In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan shall control.

ARTICLE II.

GRANT OF OPTION

2.1                                 Grant of Option.  In consideration of the Participant’s continued employment with or service to the Company or a Subsidiary and for other good and valuable consideration, effective as of the Grant Date set forth in the Grant Notice (the “Grant Date”), the Company irrevocably grants to the Participant the Option to purchase any part or all of an aggregate of the number of shares of Stock set forth in the Grant Notice, upon the terms and conditions set forth in the Plan and this Agreement.  Unless designated as a Non-Qualified Stock Option in the Grant Notice, the Option shall be an Incentive Stock Option to the maximum extent permitted by law.

2.2                                 Exercise Price.  The exercise price of the shares of Stock subject to the Option shall be as set forth in the Grant Notice, without commission or other charge; provided, however, that the price per share of the shares of Stock subject to the Option shall not be less than 100% of the Fair Market Value of a share of Stock on the Grant Date.  Notwithstanding the foregoing, if this Option is designated as an Incentive Stock Option and the Participant owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any “subsidiary corporation” of the Company or any “parent corporation” of the Company (each within the meaning of Section 424 of the Code), the price per share of the shares of Stock subject to the Option shall not be less than 110% of the Fair Market Value of a share of Stock on the Grant Date.

2.3                                 Consideration to the Company.  In consideration of the grant of the Option by the Company, the Participant agrees to render faithful and efficient services to the Company or any Subsidiary.  Nothing in the Plan or this Agreement shall confer upon the Participant any right to continue in the employ or service of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries, which rights are hereby expressly reserved, to discharge or terminate the services of the Participant at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in a written agreement between the Company or a Subsidiary and the Participant.

ARTICLE III.

PERIOD OF EXERCISABILITY

3.1                                 Commencement of Exercisability.

(a)                                  Subject to Sections 3.2, 3.3, 5.12 and 5.15, the Option shall become vested and exercisable in such amounts and at such times as are set forth in the Grant Notice.

(b)                                 No portion of the Option which has not become vested and exercisable at the date of the Participant’s Termination of Employment, Termination of Directorship or Termination of Consultancy shall thereafter become vested and exercisable, except as may be otherwise provided by the Committee or as set forth in a written agreement between the Company and the Participant.

3.2                                 Duration of Exercisability.  The installments provided for in the vesting schedule set forth in the Grant Notice are cumulative.  Each such installment which becomes vested and exercisable pursuant to the vesting schedule set forth in the Grant Notice shall remain vested and exercisable until it becomes unexercisable under Section 3.3.

3.3                                 Expiration of Option.  The Option may not be exercised to any extent by anyone after the first to occur of the following events:

(a)                                  The expiration of ten years from the Grant Date;

(b)                                 If this Option is designated as an Incentive Stock Option and the Participant owned (within the meaning of Section 424(d) of the Code), at the time the Option was granted, more than 10% of the total combined voting power of all classes of stock of the Company or any “subsidiary corporation” of the Company or any “parent corporation” of the Company (each within the meaning of Section 424 of the Code), the expiration of five years from the Grant Date;

(c)                                  The expiration of three-months from the date of the Participant’s Termination of Services, unless such termination occurs by reason of the Participant’s death or Disability; or

(d)                                 The expiration of one year from the date of the Participant’s Termination of Services by reason of the Participant’s death or Disability.

The Participant acknowledges that an Incentive Stock Option exercised more that three months after the Participant’s Termination of Employment, other than by reason of death or Disability, will be taxed as a Non-Qualified Stock Option.

3.4                                 Special Tax Consequences.  The Participant acknowledges that, to the extent that the aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options, including the Option (if applicable), are exercisable for the first time by the Participant in any calendar year exceeds $100,000, the Option and such other options shall be Non-Qualified Stock Options to the extent necessary to comply with the limitations imposed by Section 422(d) of the Code.  The Participant further acknowledges that the rule set forth in the preceding sentence shall be applied by taking the Option and other “incentive stock options” into account in the order in which they were granted, as determined under Section 422(d) of the Code and the Treasury Regulations thereunder.

ARTICLE IV.

EXERCISE OF OPTION

4.1                                 Person Eligible to Exercise.  Except as provided in Section 5.2(b), during the lifetime of the Participant, only the Participant may exercise the Option or any portion thereof.  After the death of the Participant, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3, be exercised by the Participant’s personal representative or by any person empowered to do so under the deceased the Participant’s will or under the then applicable laws of descent and distribution.

4.2                                 Partial Exercise.  Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.3.

4.3                                 Manner of Exercise.  The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary of the Company (or any third party administrator or other person or entity designated by the Company) of all of the following prior to the time when the Option or such portion thereof becomes unexercisable under Section 3.3:

(a)                                  An Exercise Notice in a form specified by the Committee, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Committee;

(b)                                 The receipt by the Company of full payment for the shares of Stock with respect to which the Option or portion thereof is exercised, including payment of any applicable Tax-Related Items (as defined in Section 5.3), which may be in one or more of the forms of consideration permitted under Section 4.4;

(c)                                  Any other written representations as may be required in the Committee’s reasonable discretion to evidence compliance with the U.S. Securities Act or any other applicable law rule, or regulation; and

(d)                                 In the event the Option or portion thereof shall be exercised pursuant to Section 4.1 by any person or persons other than the Participant, appropriate proof of the right of such person or persons to exercise the Option.

Notwithstanding any of the foregoing, the Company shall have the right to specify all conditions of the manner of exercise, which conditions may vary by country and which may be subject to change from time to time.

4.4                                 Method of Payment.  Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Participant:

(a)                                  Cash;

(b)                                 Check;

(c)                                  With the consent of the Committee, delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate exercise price; provided, that payment of such proceeds is then made to the Company at such time as may be required by the Company, but in any event not later than the settlement of such sale;

(d)                                 With the consent of the Committee, if the Participant is in the U.S., surrender of other shares of Stock which have a fair market value on the date of surrender equal to the aggregate exercise price of the shares of Stock with respect to which the Option or portion thereof is being exercised;

(e)                                  With the consent of the Committee, surrendered shares of Stock issuable or transferable upon the exercise of the Option having a fair market value on the date of exercise equal to the aggregate exercise price of the shares of Stock with respect to which the Option or portion thereof is being exercised; or

(f)                                    With the consent of the Committee, property of any kind which constitutes good and valuable consideration.

4.5                                 Conditions to Issuance of Stock Certificates.  The shares of Stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares of Stock or issued shares of Stock which have then been reacquired by the Company.  Such shares of Stock shall be fully paid and nonassessable.  The Company shall not be required to issue or deliver any shares of Stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

(a)                                  The admission of such shares of Stock to listing on all stock exchanges on which such Stock is then listed;

(b)                                 The completion of any registration or other qualification of such shares of Stock under any state or federal law or under rulings or regulations of the U.S. Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable;

(c)                                  The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable;

(d)                                 The receipt by the Company of full payment for such shares of Stock, including payment of any applicable Tax-Related Items (as defined in Section 5.3), which may be in one or more of the forms of consideration permitted under Section 4.4; and

(e)                                  The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience.

4.6                                 Rights as Stockholder.  The holder of the Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares of Stock purchasable upon the exercise of any part of the Option unless and until such shares of Stock shall have been issued by the Company to such holder (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).  No adjustment will be made for a dividend or other right for which the record date is prior to the date the shares of Stock are issued, except as provided in Section 11.1 of the Plan.

ARTICLE V.

OTHER PROVISIONS

5.1                                 Administration.  The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules.  All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon Participant, the Company and all other interested persons.  No member of the Committee or the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, this Agreement or the Option.

5.2                                 Option Not Transferable.

(a)                                  Subject to Section 5.2(b), the Option may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution, unless and until the shares of Stock underlying the Option have been issued, and all restrictions applicable to such shares of Stock have lapsed.  Neither the Option nor any interest or right therein shall be liable for the debts, contracts or engagements of Participant or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

(b)                                 Notwithstanding any other provision in this Agreement, with the consent of the Committee, the Participant may transfer the Option (or any portion thereof) to any one or more Permitted Transferees (as defined below), subject to the following terms and conditions:  (i) any portion of the Option transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution; (ii) any portion of the Option which is transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Option as applicable to the Participant (other than the ability to further transfer the Option); and (iii) the Participant and the Permitted Transferee shall execute any and all documents requested by the Committee, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under applicable federal and state securities laws and (C) evidence the transfer.  For purposes of this Section 5.2(b), “Permitted Transferee” shall mean, with respect to a Participant, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons (or the Participant) control the management of assets, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are these persons (or the Participant) and/or charitable institutions, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests, or any other transferee specifically approved by the Committee after taking into account any state or federal tax or securities laws applicable to transferable Options.  Notwithstanding the foregoing,

(i) in no event shall the Option be transferable by the Participant to a third party (other than the Company) for consideration, and (ii) no transfer of an Incentive Stock Option will be permitted to the extent that such transfer would cause the Incentive Stock Option to fail to qualify as an “incentive stock option” under Section 422 of the Code.

5.3                                 Tax Withholding.

(a)                                  Regardless of any action the Company or the Participant’s employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related items related to the Participant’s participation in the Plan and legally applicable to the Participant (“Tax-Related Items”), the Participant acknowledges that the ultimate liability for all Tax-Related Items is and remains the Participant’s responsibility and may exceed the amount actually withheld by the Company or the Employer.  The Participant further acknowledges that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Option, including, but not limited to, the grant, vesting or exercise of the Option, the issuance of shares of Stock upon exercise of the Option, the subsequent sale of shares of Stock acquired pursuant to such issuance and the receipt of any dividends and/or any dividend equivalents; and (2) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Option to reduce or eliminate the Participant’s liability for Tax-Related Items or achieve any particular tax result.  Further, if the Participant has become subject to tax in more than one jurisdiction between the date of grant and the date of any relevant taxable or tax withholding event, as applicable, the Participant acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

(b)                                 Prior to any relevant taxable or tax withholding event, as applicable, the Participant will pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items.  In this regard, the Participant authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following:  (1) withholding from the Participant’s wages or other cash compensation paid to the Participant by the Company and/or the Employer; (2) withholding from proceeds of the sale of shares of Stock acquired upon exercise of the Option either through a voluntary sale or through a mandatory sale arranged by the Company (on the Participant’s behalf pursuant to this authorization); or (3) withholding in shares of Stock to be issued upon exercise of the Option.

(c)                                  To avoid negative accounting treatment, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates.  If the obligation for Tax-Related Items is satisfied by withholding in shares of Stock, for tax purposes, the Participant is deemed to have been issued the full number of shares of Stock subject to the exercised Option, notwithstanding that a number of the shares of Stock are held back solely for the purpose of paying the Tax-Related Items due as a result of any aspect of the Participant’s participation in the Plan.

(d)                                 Finally, the Participant shall pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of the Participant’s participation in the Plan that cannot be satisfied by the means previously described.  The Company may refuse to issue or deliver the shares or the proceeds of the sale of shares of Stock if the Participant fails to comply with the Participant’s obligations in connection with the Tax-Related Items.

5.4                                 Adjustments.  The Participant acknowledges that the Option is subject to adjustment, modification and termination in certain events as provided in this Agreement and Article 11 of the Plan.

5.5                                 Notices.  Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company at the address given beneath the signature of the Company’s authorized officer on the Grant Notice, and any notice to be given to Participant shall be addressed to Participant at the address given beneath Participant’s signature on the Grant Notice.  By a notice given pursuant to this Section 5.5, either party may hereafter designate a different address for notices to be given to that party.  Any notice which is required to be given to Participant shall, if Participant is then deceased, be given to the person entitled to exercise his or her Option pursuant to Section 4.1 by written notice under this Section 5.5.  Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

5.6                                 Titles.  Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

5.7                                 Governing Law; Severability.  The laws of the State of California shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

5.8                                 Conformity to Securities Laws.  The Participant acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of the U.S. Securities Act and the U.S. Exchange Act and any and all regulations and rules promulgated by the U.S. Securities and Exchange Commission thereunder, and state securities laws and regulations.  Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations.  To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

5.9                                 Amendments, Suspension and Termination.  To the extent permitted by the Plan, this Agreement may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee or the Board, provided, that, except as may otherwise be provided by the Plan, no amendment, modification, suspension or termination of this Agreement shall adversely effect the Option in any material way without the prior written consent of the Participant.

5.10                           Successors and Assigns.  The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer herein set forth in Section 5.2, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

5.11                           Notification of Disposition.  If this Option is designated as an Incentive Stock Option, Participant shall give prompt notice to the Company of any disposition or other transfer of any shares of Stock acquired under this Agreement if such disposition or transfer is made (a) within two years from the Grant Date with respect to such shares of Stock or (b) within one year after the transfer of such shares of Stock to Participant.  Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by Participant in such disposition or other transfer.

5.12                           Limitations Applicable to Section 16 Persons.  Notwithstanding any other provision of the Plan or this Agreement, if Participant is subject to Section 16 of the U.S. Exchange Act, the Plan, the Option and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the U.S. Exchange Act (including any amendment to Rule 16b-3 of the U.S. Exchange Act) that are requirements for the application of such exemptive rule.  To the extent permitted by applicable law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule

5.13                           Entire Agreement.  The Plan, the Grant Notice and this Agreement (including all Appendices thereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.

5.14                           Section 409A.  This Option is not intended to constitute “nonqualified deferred compensation” for U.S. taxpayers within the meaning of Section 409A of the Code (“Section 409A”).  However, notwithstanding any other provision of the Plan, this Agreement or the Grant Notice, if at any time the Committee determines that the Option (or any portion thereof) may be subject to Section 409A, the Committee shall have the right, in its sole discretion, to adopt such amendments to the Plan, this Agreement or the Grant Notice or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, as the Committee determines are necessary or appropriate either for the Option to be exempt from the application of Section 409A or to comply with the requirements of Section 409A.

5.15                           Appendix.  Notwithstanding any provisions in this Agreement, for Participants outside the U.S., the Option grant shall be subject to the additional terms and conditions set forth in Appendix B to this Agreement, including any additional terms and conditions for the Participant’s country.  Moreover, if the Participant relocates to one of the countries included in Appendix B, the special terms and conditions for such country will apply to the Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable in order to comply with local law with respect to the issuance or sale of shares or to facilitate the administration of the Plan.  Appendix B constitutes part of this Agreement.

INTERNATIONAL GRANTS ONLY

APPENDIX B TO STOCK OPTION GRANT NOTICE

STOCK OPTION AGREEMENT

TERMS AND CONDITIONS

This Appendix B includes additional terms and conditions that govern the Option granted to the Participant under the Plan.  Further, this Appendix B includes additional terms and conditions that govern the Option if the Participant resides in one of the countries listed below.  Certain capitalized terms used but not defined in this Appendix B have the meanings set forth in the Plan and/or the Agreement.

NOTIFICATIONS

This Appendix B also includes information regarding exchange controls and certain other issues of which the Participant should be aware with respect to participation in the Plan.  The information is based on the securities, exchange control, and other laws in effect in the respective countries as of November 2011.  Such laws are often complex and change frequently.  As a result, the Company strongly recommends that the Participant not rely on the information in this Appendix B as the only source of information relating to the consequences of his or her participation in the Plan because the notification information may be out of date at the time the Option vests or the Participant exercises the Option or sells shares of Stock acquired under the Plan.

In addition, the notification information contained herein is general in nature and may not apply to the Participant’s particular situation, and the Company is not in a position to assure the Participant of a particular result.  Accordingly, the Participant is advised to seek appropriate professional advice as to how the relevant laws in his or her country may apply to the Participant’s situation.

Finally, if the Participant is a citizen or resident of a country other than the one in which he or she is currently working, transfers employment to another country after the Option is granted to the Participant, or is considered a resident of another country for local law purposes, the information contained herein may not be applicable.

A.                                    ADDITIONAL TERMS AND CONDITIONS

1.                                       Nature of Grant.  In accepting the grant, the Participant acknowledges, understands and agrees to the following:

(a)                                  the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time;

(b)                                 the grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of Options, or benefits in lieu of Options, even if Options have been granted repeatedly in the past;

(c)                                  all decisions with respect to future Option grants, if any, will be at the sole discretion of the Company;

Stock Option Agreement — International Appendix B	Accuray Confidential

(d)                                 the Participant’s participation in the Plan shall not interfere with the ability of the Employer to terminate the Participant’s employment or service relationship (if any) at any time;

(e)                                  the Participant is voluntarily participating in the Plan;

(f)                                    the Option and the shares of Stock subject to the Option are extraordinary items that are outside the scope of the Participant’s employment or service contract, if any;

(g)                                 the Option and the shares of Stock subject to the Option are not intended to replace any pension rights or compensation;

(h)                                 the Option and the shares of Stock subject to the Option are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company, the Employer or any Subsidiaries;

(i)                                     the Option grant and the Participant’s participation in the Plan will not be interpreted to form an employment or service contract or relationship with the Company or Subsidiaries;

(j)                                     the future value of the underlying shares of Stock is unknown and cannot be predicted with certainty;

(k)                                  if the underlying shares of Stock do not increase in value, the Option will have no value;

(l)                                     if the Participant exercises the Option and acquires shares of Stock, the value of such shares of Stock may increase or decrease in value, even below the exercise price;

(m)                               no claim or entitlement to compensation or damages shall arise from forfeiture of the Option resulting from termination of the Participant’s employment by the Company or the Employer (for any reason whatsoever and whether or not in breach of any employment law in the country where the Participant resides, even if otherwise applicable to the Participant’s employment benefits from the Employer, and whether or not later found to be invalid), and in consideration of the grant of the Option to which the Participant is otherwise not entitled, the Participant irrevocably agrees never to institute any claim against the Company or the Employer, waives his or her ability, if any, to bring any such claim, and releases the Company and the Employer from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, the Participant shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claims; and

(n)                                 in the event of termination of the Participant’s employment (whether or not in breach of any employment law in the country where the Participant resides, even if otherwise applicable to the Participant’s employment benefits from the Employer, and whether or not later found to be invalid), the Participant’s right to vest in the Option under the Plan, if any, will terminate effective as of the date that the Participant is no longer actively employed and will not be extended by any notice period mandated under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); furthermore, in the event of termination of the Participant’s employment (whether or not in breach of any employment law in the country where the Participant resides, even if otherwise applicable to the Participant’s employment benefits from the Employer, and whether or not later found to be invalid), the Participant’s right to exercise the Option after termination of employment, if any, will be measured by the date of termination of the Participant’s active employment and will not be extended by any notice period mandated under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); the Committee shall have the exclusive discretion to determine when the Participant is no longer actively employed for purposes of the Option grant.

2.                                       No Advice Regarding Grant.  The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Participant’s participation in the Plan or the Participant’s acquisition or sale of the underlying shares of Stock.  The Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

3.                                       Data Privacy.  The Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Participant’s personal data as described in this Agreement and any other Option grant materials by and among, as applicable, the Employer, the Company and its Subsidiaries for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan.

The Participant understands that the Company and the Employer may hold certain personal information about the Participant, including, but not limited to, the Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of Stock or directorships held in the Company, details of all Options or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in the Participant’s favor, for the exclusive purpose of implementing, administering and managing the Plan (“Data”).

The Participant understands that Data will be transferred to a plan broker or such other stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan.  The Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than the Participant’s country.  The Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative.  The Participant authorizes the Company, the broker, and any other possible recipients that may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing his or her participation in the Plan.  The Participant understands that Data will be held only as long as is necessary to implement, administer and manage the Participant’s participation in the Plan.  The Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative.  The Participant understands, however, that refusing or withdrawing his or her consent may affect the Participant’s ability to participate in the Plan.  For more information on the consequences of the Participant’s refusal to consent or withdrawal of consent, the Participant understands that he or she may contact his or her local human resources representative.

4.                                       Venue.  For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this grant or the Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of Santa Clara, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed.

5.                                       Language.  If the Participant has received the Agreement or any other document related to the Plan translated into a language other than English, and if the meaning of the translated version is different than the English version, the English version will control.

6.                                       Electronic Delivery.  The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means.  The Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

7.                                       Imposition of Other Requirements.         The Company reserves the right to impose other requirements on the Participant’s participation in the Plan, on the Option, and on any shares of Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with local law with respect to the issuance or sale of shares or to facilitate the administration of the Plan, and to require the Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

B.                                    COUNTRY-SPECIFIC TERMS, CONDITIONS AND NOTIFICATIONS

BELGIUM

NOTIFICATIONS

Taxation of the Option.  The Participant’s tax consequences will vary depending on when he or she accepts the Option.  If the Participant accepts the Option in writing within 60 days of the offer date, the Participant will be subject to taxation on the offer date.  If the Participant accepts the Option more than 60 days after the offer date, the Participant will be subject to taxation at exercise.  The Participant should consult his or her personal tax or financial advisor prior to accepting the Option.

Tax Reporting Notification.  The Participant is required to report any taxable income attributable to the Option on his or her annual tax return.  The Participant is also required to report any bank accounts opened and maintained outside Belgium on his or her annual tax return.

HONG KONG

NOTIFICATIONS

Securities Warning:  The Option and any shares of Stock issued at exercise of the Option do not constitute a public offering of securities under Hong Kong law and are available only to employees of the Company or a Subsidiary.  The Agreement, including this Appendix B, the Plan, the Grant Notice and other incidental communication materials have not been prepared in accordance with and are not intended to constitute a “prospectus” for a public offering of securities under the applicable securities legislation in

Hong Kong, nor have the documents been reviewed by any regulatory authority in Hong Kong.  The Option and any related documentation are intended only for the personal use of the Participant and may not be distributed to any other person.  If the Participant has any doubt about any of the contents of the Agreement, including this Appendix B, the Plan or the Grant Notice, the Participant should obtain independent professional advice.

Nature of Scheme.  The Company specifically intends that the Plan will not be an occupational retirement scheme for purposes of the Occupational Retirement Schemes Ordinance.

JAPAN

NOTIFICATIONS

Exchange Control Information.  If the Participant acquires shares of Stock valued at more than ¥100,000,000 in a single transaction, a Securities Acquisition Report will need to be filed with the Ministry of Finance through the Bank of Japan.

In addition, if the Participant pays more than ¥30,000,000 in a single transaction for the purchase of Stock when exercising the Option, the Participant must file a Payment Report with the Ministry of Finance through the Bank of Japan by the 20th day of the month following the month in which the payment was made.  The precise reporting requirements vary depending on whether or not the payment is made through a bank in Japan.

A Payment Report is required independently from a Securities Acquisition Report.  Therefore, if the total amount that the Participant pays upon a one-time transaction for exercising the Option and purchasing Stock exceeds ¥100,000,000, then the Participant must file both a Payment Report and a Securities Acquisition Report.

The Participant is encouraged to speak to his or her personal advisor if these thresholds apply at exercise of the Option.

SWITZERLAND

NOTIFICATIONS

Securities Law Notification.  The Option award is considered a private offering in Switzerland; therefore, it is not subject to registration in Switzerland.